Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO

LEASE DOCUMENTS

This First Amendment to Lease Documents (the “Amendment”) is entered into as of May 27, 2020 (the “Effective Date”), by and among TRINITY FUNDING 1, LLC, a Delaware limited liability company (as successor in interest to TRINITY CAPITAL FUND III, L.P., a Delaware limited partnership) (“Lessor”), and ZOSANO PHARMA CORPORATION., a Delaware corporation (“Lessee”).

RECITALS

Lessee and Lessor are parties to a Master Lease Agreement dated as of September 25, 2018 (the “Lease”), a Security Agreement dated as of September 25, 2018 (the “Security Agreement”), Equipment Schedule No. 1-1 dated as of September 25, 2018 (“Schedule 1”), Equipment Schedule No. 1-2 dated as of December 11, 2018 (“Schedule 2”), Equipment Schedule No. 1-3 dated as of June 6, 2019 (“Schedule 3”), Equipment Schedule No. 1-4 dated as of September 13, 2019 (“Schedule 4”), and Equipment Schedule No. 1-5 dated as of November 27, 2019 (“Schedule 5”; Schedule 1, Schedule 2, Schedule 3, Schedule 4 and Schedule 5 are sometimes individually referred to as a “Schedule” and, collectively, the “Schedules”). The Lease, Security Agreement and Schedules are sometimes referred to, collectively, as the “Lease Documents”. The parties desire to amend the Lease Documents in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1.    Definitions; Interpretation. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Lease Documents.

2.    Amendments to Lease Documents. Subject to Section 4 of this Amendment, the Lease Documents are amended as follows:

(a)    The following sentence is added to Section 4 of the Lease: “Promptly upon receipt, and in any case upon Lessor’s reasonable request, Lessee shall deliver to Lessor any account, brokerage and other statements from any banks or other persons with which Lessee maintains accounts.”

(b) The sentence in Section 3 of the Lease that states “As used herein, “Material Adverse Effect” shall mean (i) a materially adverse effect on the business, financial condition, operations, performance or properties of Lessee, or (ii) a material impairment of the ability of Lessee to perform its obligations under or remain in compliance with such Schedule or any of the other Lease Documents” is deleted, and replaced by the following: “As used herein, “Material Adverse Effect” shall mean (i) a materially adverse effect on the business, prospect of repayment, financial condition, operations, performance or properties of Lessee, or (ii) a material impairment of the ability of Lessee to perform its obligations under or remain in compliance with such Schedule or any of the other Lease Documents.”

(c)    Section 2 of the Security Agreement is amended to read as follows: “2. Termination. This Agreement and the security interest hereunder shall terminate on the earlier to occur of (x) until the date that falls six (6) months after Debtor’s delivery to Secured Party of an executed Delivery and Acceptance Certificate in the form attached hereto and Secured Party’s acceptance of that Certificate and (y) payment in full of all Obligations (other than inchoate indemnity obligations).

(d)    The following Section 7 is added to the Security Agreement: “7. Deposit and Securities Accounts. Debtor shall cause all of its deposit, operating, securities or other accounts, now existing or later arising, to be subject to one or more control agreements in form and substance reasonably acceptable to Secured Party. “Collateral” under Section 1 shall include all of the foregoing property.”

(e)    Section 2 of each of the Schedules is amended to read as follows: “2. TERM. Upon and after the date of execution hereof, the Equipment shall be subject to the terms and conditions provided herein and in the Agreement. A full term of lease with respect to said Equipment shall commence on the date hereof and shall extend for Forty-Two (42) months after the first day of the month following date of this Equipment Schedule (the “Base Lease Commencement Date”).”

(f)    The Rent payments provided for under Section 3(b) and Section 9(a) of each Schedule are amended to be equal to the payments set forth in attached Exhibit A.

(g)    Section 9 of each of the Schedules is amended and restated in its entirety as follows:

9.	END OF TERM; Purchase

At Lessee’s option, Lessee may purchase, upon the expiration of the original term of this Lease, all of the Equipment as follows: On the date the Term of this Lease expires, Lessee may pay to Lessor in cash any Rent due on that date plus the purchase price for the Equipment so purchased, which price shall be an amount equal to twelve percent (12%) of the Total Cost (the “Purchase Price”), in addition to all taxes and charges upon sale. On the date of purchase, Lessor shall deliver to Lessee a bill of sale transferring and assigning to Lessee, AS IS, WHERE IS, without recourse or warranty, except (with respect to the status of title conveyed) in respect of Lessor’s acts, all of Lessor’s right, title and interest in and to the Equipment. Lessor shall not be required to make and may specifically disclaim any representation or warranty as to the condition of the Equipment or any other matters.

3.    Representations. Lessee represents and warrants to Lessor that (a) each of the representations and warranties contained in the Lease Documents is true and correct in all material respects on and as of the date hereof as though made at and as of such date and (b) no Event of Default has occurred that is continuing.

4.    Conditions. As a condition to the effectiveness of this Amendment, Lessor shall have received, in form and substance satisfactory to Lessor, the following:

(a)    this Amendment;

(b)    a control agreement with UBS;

(c)    payment of an amount equal to all Lessor Expenses incurred through the date of this Amendment; and

(d)    such other documents, and completion of such other matters, as Lessor may reasonably deem necessary or appropriate.

5.    Miscellaneous.

(a)    No Waiver. Nothing contained herein shall be deemed to constitute a waiver of compliance with any term or condition contained in the Lease or any of the other Lease Documents or constitute a course of conduct or dealing among the parties. The Lease Documents, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms.

(b)    Integration. This Amendment constitutes a Lease Document and, together with the other Lease Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

(c)    Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Receipt by facsimile or other electronic transmission of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

LESSOR:

TRINITY FUNDING 1, LLC,
a Delaware limited liability company

By: TRINITY CAPITAL INC.
a Maryland corporation
Its: Managing Member

By:	/s/ Susan Echard
Name: Susan Echard
Title: Chief Financial Officer

LESSEE:

ZOSANO PHARMA CORPORATION

By:	/s/ Steven Lo
Name: Steven Lo
Title: Chief Executive Officer

[Signature Page to First Amendment to Lease Documents]

Exhibit A

Type		LEASE 1-1	Type		LEASE 1-2	Type		LEASE 1-3	Type		LEASE 1-4	Type		LEASE 1-5
Funding		$5,000,000.00	Funding		$2,800,000.00	Funding		$2,300,000.00	Funding		$2,300,000.00	Funding		$1,600,000.00
Term		36	Term		36	Term		36	Term		36	Term		36
Final PMT		$600,000.00	Final PMT		$336,000.00	Final PMT		$276,000.00	Final PMT		$276,000.00	Final PMT		$192,000.00
Original Rent Factor		0.0320	Original Rent Factor		0.03117	Original Rent Factor		0.032234	Original Rent Factor		0.032234	Original Rent Factor		0.03223433
Reduced Rent Factor		0.010171	Reduced Rent Factor		0.009807	Reduced Rent Factor		0.006458	Reduced Rent Factor		0.008848888	Reduced Rent Factor		0.009070613
Funding 1			Funding 2			Funding 3			Funding 4			Funding 5
Period Dates			Period Dates			Period Dates			Period Dates			Period Dates
Interim Rent	9/25/2018	$80,000.00	Interim Rent	12/1/2018	$44,964.02	Interim Rent	6/6/2019	$37,069.48	Interim Rent	9/1/2019	$37,069.48	Interim Rent	11/27/2019	$25,787.47
1	10/1/2018	$160,000.00	1	1/1/2019	$89,928.04	1	7/1/2019	$74,138.96	1	10/1/2019	$74,138.96	1	12/1/2019	$51,574.93
2	11/1/2018	$160,000.00	2	2/1/2019	$89,928.04	2	8/1/2019	$74,138.96	2	11/1/2019	$74,138.96	2	1/1/2020	$51,574.93
3	12/1/2018	$160,000.00	3	3/1/2019	$89,928.04	3	9/1/2019	$74,138.96	3	12/1/2019	$74,138.96	3	2/1/2020	$51,574.93
4	1/1/2019	$160,000.00	4	4/1/2019	$89,928.04	4	10/1/2019	$74,138.96	4	1/1/2020	$74,138.96	4	3/1/2020	$51,574.93
5	2/1/2019	$160,000.00	5	5/1/2019	$89,928.04	5	11/1/2019	$74,138.96	5	2/1/2020	$74,138.96	5	4/1/2020	$51,574.93
6	3/1/2019	$160,000.00	6	6/1/2019	$89,928.04	6	12/1/2019	$74,138.96	6	3/1/2020	$74,138.96	6	5/1/2020	$11,627.42
7	4/1/2019	$160,000.00	7	7/1/2019	$89,928.04	7	1/1/2020	$74,138.96	7	4/1/2020	$74,138.96	7	6/1/2020	$11,627.42
8	5/1/2019	$160,000.00	8	8/1/2019	$89,928.04	8	2/1/2020	$74,138.96	8	5/1/2020	$15,760.11	8	7/1/2020	$11,627.42
9	6/1/2019	$160,000.00	9	9/1/2019	$89,928.04	9	3/1/2020	$74,138.96	9	6/1/2020	$15,760.11	9	8/1/2020	$11,627.42
10	7/1/2019	$160,000.00	10	10/1/2019	$89,928.04	10	4/1/2020	$74,138.96	10	7/1/2020	$15,760.11	10	9/1/2020	$11,627.42
11	8/1/2019	$160,000.00	11	11/1/2019	$89,928.04	11	5/1/2020	$14,298.83	11	8/1/2020	$15,760.11	11	10/1/2020	$11,627.42
12	9/1/2019	$160,000.00	12	12/1/2019	$89,928.04	12	6/1/2020	$14,298.83	12	9/1/2020	$15,760.11	12	11/1/2020	$51,574.93
13	10/1/2019	$160,000.00	13	1/1/2020	$89,928.04	13	7/1/2020	$14,298.83	13	10/1/2020	$15,760.11	13	12/1/2020	$51,574.93
14	11/1/2019	$160,000.00	14	2/1/2020	$89,928.04	14	8/1/2020	$14,298.83	14	11/1/2020	$74,138.96	14	1/1/2021	$51,574.93
15	12/1/2019	$160,000.00	15	3/1/2020	$89,928.04	15	9/1/2020	$14,298.83	15	12/1/2020	$74,138.96	15	2/1/2021	$51,574.93
16	1/1/2020	$160,000.00	16	4/1/2020	$89,928.04	16	10/1/2020	$14,298.83	16	1/1/2021	$74,138.96	16	3/1/2021	$51,574.93
17	2/1/2020	$160,000.00	17	5/1/2020	$13,348.98	17	11/1/2020	$74,138.96	17	2/1/2021	$74,138.96	17	4/1/2021	$51,574.93
18	3/1/2020	$160,000.00	18	6/1/2020	$13,348.98	18	12/1/2020	$74,138.96	18	3/1/2021	$74,138.96	18	5/1/2021	$51,574.93
19	4/1/2020	$160,000.00	19	7/1/2020	$13,348.98	19	1/1/2021	$74,138.96	19	4/1/2021	$74,138.96	19	6/1/2021	$51,574.93
20	5/1/2020	$19,934.32	20	8/1/2020	$13,348.98	20	2/1/2021	$74,138.96	20	5/1/2021	$74,138.96	20	7/1/2021	$51,574.93
21	6/1/2020	$19,934.32	21	9/1/2020	$13,348.98	21	3/1/2021	$74,138.96	21	6/1/2021	$74,138.96	21	8/1/2021	$51,574.93
22	7/1/2020	$19,934.32	22	10/1/2020	$13,348.98	22	4/1/2021	$74,138.96	22	7/1/2021	$74,138.96	22	9/1/2021	$51,574.93
23	8/1/2020	$19,934.32	23	11/1/2020	$89,928.04	23	5/1/2021	$74,138.96	23	8/1/2021	$74,138.96	23	10/1/2021	$51,574.93
24	9/1/2020	$19,934.32	24	12/1/2020	$89,928.04	24	6/1/2021	$74,138.96	24	9/1/2021	$74,138.96	24	11/1/2021	$51,574.93
25	10/1/2020	$19,934.32	25	1/1/2021	$89,928.04	25	7/1/2021	$74,138.96	25	10/1/2021	$74,138.96	25	12/1/2021	$51,574.93
26	11/1/2020	$160,000.00	26	2/1/2021	$89,928.04	26	8/1/2021	$74,138.96	26	11/1/2021	$74,138.96	26	1/1/2022	$51,574.93
27	12/1/2020	$160,000.00	27	3/1/2021	$89,928.04	27	9/1/2021	$74,138.96	27	12/1/2021	$74,138.96	27	2/1/2022	$51,574.93
28	1/1/2021	$160,000.00	28	4/1/2021	$89,928.04	28	10/1/2021	$74,138.96	28	1/1/2022	$74,138.96	28	3/1/2022	$51,574.93
29	2/1/2021	$160,000.00	29	5/1/2021	$89,928.04	29	11/1/2021	$74,138.96	29	2/1/2022	$74,138.96	29	4/1/2022	$51,574.93
30	3/1/2021	$160,000.00	30	6/1/2021	$89,928.04	30	12/1/2021	$74,138.96	30	3/1/2022	$74,138.96	30	5/1/2022	$51,574.93
31	4/1/2021	$160,000.00	31	7/1/2021	$89,928.04	31	1/1/2022	$74,138.96	31	4/1/2022	$74,138.96	31	6/1/2022	$51,574.93
32	5/1/2021	$160,000.00	32	8/1/2021	$89,928.04	32	2/1/2022	$74,138.96	32	5/1/2022	$74,138.96	32	7/1/2022	$51,574.93
33	6/1/2021	$160,000.00	33	9/1/2021	$89,928.04	33	3/1/2022	$74,138.96	33	6/1/2022	$74,138.96	33	8/1/2022	$51,574.93
34	7/1/2021	$160,000.00	34	10/1/2021	$89,928.04	34	4/1/2022	$74,138.96	34	7/1/2022	$74,138.96	34	9/1/2022	$51,574.93
35	8/1/2021	$160,000.00	35	11/1/2021	$89,928.04	35	5/1/2022	$74,138.96	35	8/1/2022	$74,138.96	35	10/1/2022	$51,574.93
36	9/1/2021	$160,000.00	36	12/1/2021	$89,928.04	36	6/1/2022	$74,138.96	36	9/1/2022	$74,138.96	36	11/1/2022	$51,574.93
37	10/1/2021	$160,000.00	37	1/1/2022	$89,928.04	37	7/1/2022	$74,138.96	37	10/1/2022	$74,138.96	37	12/1/2022	$51,574.93
38	11/1/2021	$160,000.00	38	2/1/2022	$89,928.04	38	8/1/2022	$74,138.96	38	11/1/2022	$74,138.96	38	1/1/2023	$51,574.93
39	12/1/2021	$160,000.00	39	3/1/2022	$89,928.04	39	9/1/2022	$74,138.96	39	12/1/2022	$74,138.96	39	2/1/2023	$51,574.93
40	1/1/2022	$160,000.00	40	4/1/2022	$89,928.04	40	10/1/2022	$74,138.96	40	1/1/2023	$74,138.96	40	3/1/2023	$51,574.93
41	2/1/2022	$160,000.00	41	5/1/2022	$89,928.04	41	11/1/2022	$74,138.96	41	2/1/2023	$74,138.96	41	4/1/2023	$51,574.93
42	3/1/2022	$160,000.00	42	6/1/2022	$89,928.04	42	12/1/2022	$74,138.96	42	3/1/2023	$74,138.96	42	5/1/2023	$51,574.93
Purchase	4/1/2022	$600,000.00	Purchase	7/1/2022	$336,000.00	Purchase	1/1/2023	$276,000.00	Purchase	4/1/2023	$276,000.00	Purchase	6/1/2023	$192,000.00